Section 906 Certifications
---------------------------
I, Charles E. Porter, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Charles E. Porter        Date: September 25, 2003
----------------------      ------------------------
Charles E. Porter, Principal Financial Officer

Section 906 Certifications
---------------------------
I, Karnig H. Durgarian, the principal executive officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Karnig H. Durgarian      Date: September 23, 2003
----------------------      ------------------------
Karnig H. Durgarian, Principal Executive Officer

Section 906 Certifications
---------------------------
I, Steven D. Krichmar, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Steven D. Krichmar       Date: September 24, 2003
----------------------      ------------------------
Steven D. Krichmar, Principal Financial Officer

Attachment A
--------------
003 Putnam Investors Fund
007 Putnam Voyager Fund
073 Putnam Premier Income Trust
035 Putnam Tax-Free Insured Fund
2AQ Putnam Research Fund
2SL Putnam International Fund 2000
2AP Putnam Growth Opportunities Fund
036 Putnam Tax-Free High Yield Fund
001 The George Putnam Fund of Boston
006 Putnam Vista Fund
024 Putnam OTC & Emerging Growth Fund